Subsidiaries of Sylvan Learning Systems. Inc.

Exhibit 21.0

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COMPANY                                                                COUNTRY/STATE OF INCORP.
-------                                                                ------------------------
SYLVAN LEARNING SYSTEMS, INC.                                               MARYLAND

RESS USA, Inc.                                                               Delaware

Sylvan Learning Systems International. Ltd.                                  Delaware
  Its Subsidiary:
  ---------------
  Sylvan Learning Systems I, B.V.                                            Netherlands
    Its Subsidiaries:
    -----------------
    Sylvan Learning Systems B.V.                                             Netherlands
    Sylvan Learning Systems II, B.V.                                         Netherlands
      Its Subsidiaries:
      -----------------
      Sylvan Learning Systems GmbH                                           Germany
      Sylvan Learning Systems Pty. Ltd.                                      Australia
      Sylvan Learning Systems Pty. Ltd.                                      South Africa

PACE Learning, Inc.                                                          Maryland

Sylvan Hungary KFT                                                           Hungary (Wall Street Inst)

Italia Design Kontract S.L.                                                  Spain (WSI)

Office Overload, Inc.
  Its Subsidiary:
  ---------------
  Sylvan Prometric, L.P.                                                     Minnesota
    Drake Prometric, K.K.                                                    Japan
    CCS Gesellschaft fur Computergestutzie
      Tests und Prufugen MBH                                                 Germany
    Computer Certification Services, Limited                                 United Kingdom
    Computer Certification Services Pty Limited                              Australia

ITS General, Inc.
  Its Subsidiarv:
  ---------------
  Sylvan Prometric, L.P.                                                     Minnesota

Caliber Learning Network, Inc.                                               Maryland

Jostens Learning Corporation                                                 California
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